CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-1

Section 7.3 Indenture                               Distribution Date: 2/15/2005
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                           $750,000,000.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                 $1,000.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                    1,545,833.33
              Class B Note Interest Requirement                      137,569.44
              Class C Note Interest Requirement                      200,624.64
                      Total                                        1,884,027.42

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         2.06111
              Class B Note Interest Requirement                         2.20111
              Class C Note Interest Requirement                         2.49667

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        750,000,000
              Class B Note Principal Balance                         62,500,000
              Class C Note Principal Balance                         80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00


                                                   By:
                                                      --------------------------
                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President

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